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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 5, 2003


               (Date of earliest event reported: December 5, 2003)


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                         1-11568                95-4228470
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)





         18881 Von Karman Avenue, Suite 250, Irvine, CA          92612
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (949) 798-7200





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits



     23.1  Consent of Marcum & Kliegman LLP.
     23.2  Consent of Grassi & Co, LLP.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 5, 2003                              DYNTEK, INC.



                                  By: /s/  James Linesch
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                                      James Linesch, Chief Financial Officer








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